Exhibit 21.1

Subsidiaries of the Registrant

Name	State of Organization

10557 Wireway, Inc.	Texas
12291 CBW LLC	Texas
183 Landco, Inc.	Texas
200 Riverside, Inc.	Maine
2023 Sable Lane, Inc.	Texas
2151 Manana, Inc.	Texas
5268 Newburgh, Inc.	New York
7916 Pendleton, Inc.	Indiana
BD Hospitality Acquisition, Inc.	Texas
BGC 135 9th Street, Inc.	Pennsylvania
Big Sky Dining Services (Louisville), Inc.	Kentucky
Big Sky Dining Services (Mississippi), Inc.	Illinois
Big Sky Dining Services (Monsanto), Inc.	Illinois
Big Sky Dining Services (Raleigh), Inc.	North Carolina
Big Sky Hospitality Holdings, Inc.	Texas
BMB Dining Services (249), Inc.	Texas
BMB Dining Services (290), Inc.	Texas
BMB Dining Services (360), Inc.	Texas
BMB Dining Services (59), Inc.	Texas
BMB Dining Services (Austin), Inc.	Texas
BMB Dining Services (Aurora), Inc.	Colorado
BMB Dining Services (Beaumont), Inc.	Texas
BMB Dining Services (Frisco), Inc.	Texas
BMB Dining Services (Fuqua), Inc.	Texas
BMB Dining Services (Grapevine), Inc.	Texas
BMB Dining Services (I-10 East), Inc.	Texas
BMB Dining Services (Katy), Inc.	Texas
BMB Dining Services (Lewisville), Inc.	Texas
BMB Dining Services (Lubbock), Inc.	Texas
BMB Dining Services (Pearland), Inc.	Texas
BMB Dining Services (Pembroke Pines), Inc.	Florida
BMB Dining Services (Research), Inc.	Texas
BMB Dining Services (Spring), Inc.	Texas
BMB Dining Services (Stafford), Inc.	Texas
BMB Dining Services (Stemmons), Inc.	Texas
BMB Dining Services (Willowbrook), Inc.	Texas
BMB Franchising Services, Inc.	Texas
Bobby’s Novelty, Inc.	Texas
Broadstreets Cabaret, Inc.	Texas
CA Ault Investments, Inc.	Texas

Cabaret North Parking, Inc.	Texas
California Grill LLC	Texas
Citation Land LLC	Texas
Drink Robust, Inc.	Texas
E. D. Publications, Inc.	Texas
Evans Dining Services, Inc.	Colorado
Fantastic Dining, Inc.	Texas
Fantastic Dining #2, Inc.	Texas
Fine Dining Club Inc.	Texas
Forest Lane Ventures, Inc.	Texas
Galena Dining Services, Inc.	Colorado
Glenarm Dining Services, Inc.	Colorado
Global Marketing Agency, Inc.	Texas
Green Star Inc.	Texas
Hotel Development Texas Ltd.	Texas
Illusions Dallas Private Club, LLC	Texas
Indy Restaurant Concepts, Inc.	Indiana
Jaguars Acquisition, Inc.	Texas
Jaguars Holdings, Inc.	Texas
JAI Dining Services (Beaumont), Inc.	Texas
JAI Dining Services (Edinburg), Inc.	Texas
JAI Dining Services (El Paso), Inc.	Texas
JAI Dining Services (Harlingen), Inc.	Texas
JAI Dining Services (Longview), Inc.	Texas
JAI Dining Services (Lubbock), Inc.	Texas
JAI Dining Services (Odessa II), Inc.	Texas
JAI Dining Services (Odessa), Inc.	Texas
JAI Dining Services (Phoenix), Inc.	Texas
JAI Dining Services (Tye), Inc.	Texas
Joint Ventures, Inc.	Texas
JW Lee, Inc.	Florida
Kenkev II, Inc.	Maine
Kingsbury Acquisition, Inc.	Illinois
Manana Entertainment, Inc.	Texas
Memphis Ventures, Inc.	Texas
Miami Gardens Square One, Inc.	Florida
New Spiros, LLC	Texas
North IH 35 Investments, Incorporated	Texas
Peregrine Enterprises, Inc.	New York
PNC Marketing, Inc.	Texas
Pooh Bah Enterprises, Inc.	Illinois
RB Restaurants, Inc.	Texas
RCI 33rd Street Ventures, Inc.	New York
RCI Dating Services, Inc.	Texas
RCI Debit Services, Inc.	Texas

RCI Development Services, Inc.	Texas
RCI Dining (DFW), LLC	Texas

Name	State of Organization

RCI Dining Services (16328 I-35), Inc.	Texas
RCI Dining Services (37th Street), Inc.	New York
RCI Dining Services (Airport Freeway), Inc.	Texas
RCI Dining Services (Beaumont), Inc.	Texas
RCI Dining Services (Broward), Inc.	Florida
RCI Dining Services (Charlotte), Inc.	North Carolina
RCI Dining Services (Composite), Inc.	Texas
RCI Dining Services (Dickinson), Inc.	Texas
RCI Dining Services (Euless), Inc.	Texas
RCI Dining Services (Glenwood), Inc.	Minnesota
RCI Dining Services (Hallandale), Inc.	Florida
RCI Dining Services (Harvey), Inc.	Illinois
RCI Dining Services (Hobby), Inc.	Texas
RCI Dining Services (Imperial Valley), Inc.	Texas
RCI Dining Services (Inwood), Inc.	Texas
RCI Dining Services (Kappa), Inc.	Illinois
RCI Dining Services (Majesty), Inc.	Texas
RCI Dining Services (Manana), Inc.	Texas
RCI Dining Services (Mark IV), Inc.	Texas
RCI Dining Services (Nashville), Inc.	Tennessee
RCI Dining Services (New York), Inc.	New York
RCI Dining Services (Odessa), Inc.	Texas
RCI Dining Services (Pembroke Park), Inc.	Florida
RCI Dining Services (Providence), Inc.	Rhode Island
RCI Dining Services (Round Rock), Inc.	Texas
RCI Dining Services (Southwest Freeway), Inc.	Texas
RCI Dining Services (Stemmons), Inc.	Texas
RCI Dining Services (Stemmons2), Inc.	Texas
RCI Dining Services (Sulphur), Inc.	Louisiana
RCI Dining Services (Superior Parkway), Inc.	Texas
RCI Dining Services (Tarrant County), Inc.	Texas
RCI Dining Services (Vee), Inc.	Texas
RCI Dining Services (Washington Park), Inc.	Illinois
RCI Dining Services MN (4th Street), Inc.	Minnesota
RCI Entertainment (3105 I-35), Inc.	Texas
RCI Entertainment (3315 N FWY FW), Inc.	Texas
RCI Entertainment (Austin), Inc.	Texas
RCI Entertainment (Dallas), Inc.	Texas
RCI Entertainment (Fort Worth), Inc.	Texas

RCI Entertainment (Media Holdings), Inc.	Texas
RCI Entertainment (Minnesota), Inc.	Minnesota
RCI Entertainment (New York), Inc.	New York
RCI Entertainment (North Carolina), Inc.	North Carolina
RCI Entertainment (North FW), Inc.	Texas
RCI Entertainment (Northwest Hwy), Inc.	Texas
RCI Entertainment (Philadelphia), Inc.	Pennsylvania
RCI Entertainment (San Antonio), Inc.	Texas
RCI Entertainment (Texas), Inc.	Texas
RCI Entertainment MN (300 South 3rd Street), Inc.	Minnesota
RCI Holdings, Inc.	Texas
RCI IH 635 Property, Inc.	Texas
RCI Internet Holdings, Inc.	Texas
RCI Internet Services, Inc.	Texas
RCI Leasing LLC	Texas
RCI Management Services, Inc.	Texas
RCI Wireway, Inc.	Texas
Rockwall Restaurant Group, Inc.	Texas
S Willy’s Lubbock LLC	Texas
Sadco, Inc.	Texas
Solo Concessions, Inc.	Texas
SP Administration, Inc.	Texas
Spiros Partners Ltd.	Texas
ST Dining Services, Inc.	Texas
Stellar Management Corporation	Florida
StorErotica, Inc.	Delaware
Stout Dining Services, Inc.	Colorado
Sunshine Mortgage Investors, Inc.	Florida
Tantra Dance, Inc.	Texas
Tantra Parking, Inc.	Texas
Tennessee Tech Holdings, Inc.	Texas
TEZ Management LLC	Pennsylvania
TEZ Real Estate LP	Pennsylvania
The Grange, Inc.	Colorado
The Set Enterprises, Inc.	Florida
Top Shelf Entertainment LLC	North Carolina
Triple Vision, Inc.	Florida
Trumps, Inc.	Texas
TRR Leasing, Inc.	Texas
TT Leasing LLC	Texas
Virginia Dining Services, Inc.	Colorado
WKC, Inc.	Texas
XTC Cabaret (Dallas), Inc.	Texas
XTC Cabaret, Inc.	Texas